Recruiter.com™

Investor Presentation

Recruit like an expert or Let an expert recruit for you.

Symbol: RCRT

Recruiter.com™

DISCLAIMER

Cautionary note regarding forward-looking statements

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our new products, and our future growth and liquidity. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued demand for professional hiring the impact of the Covid-19 pandemic upon recruiter and upon the U.S. and global economies, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U.S. market for technology-enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners' platforms is required, our failure to integrate any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Security Information

Issuer:	Recruiter.com Group, Inc.
Current Exchange/Ticker:	Nasdaq:RCRT


Absen
NASDAQ WELCOMES
RECRUITER.COM GROUP, INC.
JULY 6, 2021
RCRT NasdaqListed
Recruiter.com
Nasdaq
MERICA
TION PICTURE


Recruiter.com
Recruit like an expert, or let an expert recruit for you

Who we are

Recruiter.com is reinventing the recruiting industry by providing companies of all sizes, access to a network over 30,000 experienced on demand recruiters and recruiting technologies to extent in-house talent acquisition teams to recruit talent faster and better.

In today's unprecedented job market where finding candidates is harder than ever, companies large and small need a new way to acquire the talent they need, without the pain of hiring full time salaried recruiters or the cost of retaining independent recruiters.


Recruiter.com
"We are at the epicenter of the great rehire"

The Opportunity

A $120B industry that doesn't have a "go to" turnkey solution for fast recruiting and hiring.

The national average per to hire: **$4,129**	The voluntary churn is US Employees: **25% or 38mm people**
% of US adults participating in the gig economy: **35%**	Average number of resumes reviewed per job **250 resumes**

The Recruiting Landscape - Post Covid-19

Total Employee Separations


60.00%
55.00%
50.00%
45.00%
40.00%
Total
2016
2017
2018
2019
2020
Total Separations

Average Turnover Rate by Industry, US


30.7%
22.6%
21.3%
20.6%
19.7%
18.8%
15.9%
15.2%
retail and ecommerce
gaming, media and entertainment
technology
life sciences and medical devices
consulting
manufacturing
financial services
energy

Unemployment rate of workers age 16 and older by race and ethnicity, 1995–2021


20%
15
10
5
0
Unemployment rate
1995
2000
2005
2010
2015
2020
Black
Hispanic
White
16.8%
13.0%
9.2%
7.0%
4.8%
3.4%
9.2%
7.4%
5.2%

Source: Bureau of Labor Statistics' Current Population Survey, public data series

Reinventing Recruiting for the On-Demand World

Find the candidate → Engage the candidate → Screen the candidate → Hire the candidate

Today's choices *(the same for the past 30 years)*

#1 Do it yourself

#2 Retain a recruiter

This no longer works in today's economy

Recruiter.com™

A Platform for On Demand Recruiting Solutions

"We awarded Recruiter.com our 2020 recruiting platform of the year for their client first focus and ability to take us from 0 to over 200 hires within the first 12 months"

[24]7.ai

On Demand Recruiting Services



Recruiter.com
Recruiters On Demand
Recruiter.com
Recruit Your Next Specialized Hire With Our Extensive Network of Recruiters.

On Demand Recruiting Tools



Recruiter.com Video
Scouted.
Qualified applicants. Straight to you.
Sam Bennett
Danielle Green
Perry Rogers

Recruiter.com™

No Public Recruiting Company or Platform Has What We Have

Name	What they do	Differentiator
KORN FERRY	Traditional staffing and recruiting firm	Clients pay for services as an extension of their in-house teams and are not hit with 15%-25% of the salary fees.
HUDSON RPO	Recruitment Process Outsourcing	Clients choose from a network of over 30k experienced recruiters and can scale up or down with no long term contracts. All on demand recruiters are 1099 (like Uber)
LinkedIn	Do it yourself platform	Recruiter.com's AI Sourcing and Engagement includes all of LinkedIn plus 1B more contacts with diversity filtering.
ZipRecruiter	Do it yourself platform that runs digital advertising to drive candidates (NYSE:ZIP)	Recruiter.com's network finds both active candidates looking for work *and* passive candidates not found on job boards.
eightfold.ai	Private VC backed unicorn (recently raised $125M) providing AI search and matching platform	Recruiter.com has fully integrated AI search and matching plus video screening and on-demand recruiters to assist in recruiting talent faster.

Recruiter.com

Management Team



Evan Sohn
Chairman, CEO

Symantec. SOHN CONFERENCE FOUNDATION D&B POYNT MessageLabs SELLER'S CHOICE Verifone


CNBC




1:00P





Miles Jennings
Co-Founder, COO

indeed Adecco



Judy Krandel
CFO

paltalk FIRST NEW YORK



Xuan Smith
CTO

Stanford University BRIDGEWATER Deloitte.



Josh McBride
SVP, AI Search

UPSIDER cheetahmail



Jacqueline Loeb
SVP, Scouted

S. BRIDGEWATER



Chris Johnson
SVP, Marketplace

ARSENAL CAPITAL PARTNERS



Ashley Saddul
Co-Founder, Chief Web Officer

Recruiter.com Governance

Board of Directors



Evan Sohn

Chairman, CEO Recruiter.com



Miles Jennings

Founder, COO Recruiter.com



Tim O'Rourke

COO, Icon Information Consultants



Wallace Ruiz

CFO Inuvo (NYSE:INUV:



Doug Roth

Managing Director, CT Innovations



Deborah Leff

Former CTO for Data Science and AI at IBM



Steve Pemberton

CHRO, WorkHuman



Robert Heath

EVP, RPX Corporation

Advisors

Name	Role
David Perla	Former GC Monster.com
Noam Ohring	Executive Recruiting, BridgeWater
Jay Goldberg	Founder, Sellers Choice
Bryan Moll	BKR Strategy, RPO
David Pollard	Chairman PredictiveHR
Joanna Riley	CEO, Censia

Auditor, Legal, & Transfer Agent

SALBERG & COMPANY, P.A.
Certified Public Accountants and Consultants

LUCOSKY BROOKMAN

PST
A CARTA COMPANY

Recruiter.com™

Acquisitions Completed that Built Out the Platform

Company	Description	Key Customers	Purchase Price	Revenues
Recruiting Social	On Demand Recruiting	match, WPROMOTE	500k	Was $500k now run rate of $4.2M
Scouted.	Curated Talent Pool, AI matching, Venture backed	THRIVE CAPITAL, Palantir, BRIDGEWATER	$1.6M	Was $500k now run rate of $1.2M
UPSIDER	AI search and engagement, venture backed, 2 billion records	Prudential, BLUECAT, amazon	$2.86M	$500k current, forecast EOY run rate of $3.5M
oneWIRE	Financial Services job board and curated talent pool	Goldman Sachs, APOLLO, citi	$1.255M	500k managed services and 500k subscription
UNCUBED	Job Board platform of over 1M candidates in AdTech, Media and Campus recruiting	dentsu, COX, FOX	$3.5M	$1M subscription, forecast EOY run rate of $2M

Recruiter.com™ A Complete Platform to Deliver Talent Faster and Better


RECRUITERS & HIRING MANAGERS
CANDIDATES
Recruiters On Demand
Recruiter.com Marketplace
Community & Professional Development
Job Boards & Marketplaces
Curated Talent Communities
Video Interviewing
Centralized Candidate Pool & AI Sourcing Engine
Recruiter Services & Process Management
Recruiter Tools & Technologies

Recruiter.com™

YTD Major Accomplishments

- ✓ QoQ growth of over 38% and Gross margins grew from 28.75% to 32.8%
- ✓ Successful Nasdaq Uplist including oversubscribed $13.8M raise
- ✓ Acquired proprietary job board intellectual property to the platform
- ✓ Over 200 on demand recruiters on client engagements
- ✓ Grew recruiter platform users to >30,000 recruiters
- ✓ Grew recruiter community of subscribers to >850,000 members
- ✓ Signed new marquee clients including Pfizer, Moody's and others
- ✓ Grew On Demand recruiter from revenue by over 650% since Q1'20
- ✓ Closed Uncubed to build out marketplace and job board offering
- ✓ Added silicon Valley CTO to the team
- ✓ Appeared on CNBC and Yahoo Finance TV as an industry thought leader

A Destination Site for all Things Recruiting



3M+ Social Media Members	**30,100** Recruiters
$3M Monthly Organic Traffic	**48,000** Twitter Followers
850,000+ Group Subscribers	**>12,000** Original Articles Published



EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN
EXPECTED DESPITE SIGNS OF IMPROVEMENT
CNBC

CNBC

Recruiter.com

Strategic Partnerships

Commercial Partners

SAP

ADP

Talent Inc.

beeline

Marketplace Partners

wework

MILSPO ACADEMY

KarmaCheck

fundomate

QuickFee.

Partnering with Recruiter.com to build and deliver our recruiter career-training program was the best decision we could have made. With an amazing brand and a massive audience size, Recruiter.com has greatly expanded the program's reach.

Bob Sherriff, CEO, CareerDash

Recruiter.com™

The New Voice of the Recruiting Industry


EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN
EXPECTED DESPITE SIGNS OF IMPROVEMENT
CNBC


JOBS REPORT
yahoo! finance
EVAN SOHN
Recruiter.com Chairman and CEO
LIVE


WHO'S HIRING?
RECRUITER.COM CEO ON HOTTEST INDUSTRIES FOR HIRING
cheddar news


POWER LUNCH
HIGH-PAYING REMOTE WORK
THE NEW NORMAL?
CNBC

Recruiter.com Key Stats (Nasdaq: RCRT)

Stock Price (7/30/21)	$4.41
52 Week Low-High	$5.86/$4.04
Avg Vol (10 day)	153.6k
Shares Outstanding	13.5M
Public Free Float	4.5M
Insider & Affiliate Holding (est.)	3.8M
Restricted Shares	9M
Market Cap	$60M

Cash*	$8.9M
Total Assets*	23M
Total Debt*	1.8MM
Total Liabilities*	7M
Fiscal Year End	December 31
Full-Time Employees	60

**Pro forma estimated as of 8/11/2021*


Unit Price (round priced at $5/unit)
Date


Closing Price
Date

Recruiter.com Unit Economics

Example #1	Software Only
Monthly Subscription	$1,000
Cost to deliver	$10
Gross Profit	$990
Gross Margin %	99%

Example #2	On Demand Only
2 recruiters ($60/hr 160 hours) Actual rate ranges from $25/hr-$120/hr	$19,200
Cost to deliver	$15,360
Gross Profit	$2,840
Gross Margin %	20%

Example #3	On Demand and Software
Monthly Subscription (2 jobs)	$2,000
2 recruiters ($60/hr 160 hours) Actual rate ranges from $25/hr-$120/hr	$19,200
Monthly Revenue	$21,200
Cost to deliver	$15,380
Gross Profit	$5,820
Gross Margin %	27.4%

Financial Results

	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Revenue	1.85M	1.99M	2.34M	3.16M	4.38M
Gross Margin	24.3%	23.5%	32.1%	28.7%	32.8%
Operating Margin	-80.2%	-76.8%	-66.8%	-60.8%	-56.0%
EBITDA Margin	-32.9%	-29.5%	-34.9%	-34.4%	-17.7%



Segment Revenue Contribution
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
88% QOQ Growth
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Software Subscriptions
Marketplace
Recruiters On Demand
Direct Hire
Staffing

Shifting from Staffing to Next Generation Recruiting


Legacy
RoD+Software
Total Revenue
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21

45% of the Q2'21 revenue is from the On Demand business (tools and experts) vs 3% of the Q2'20

Recruiter.com Client Composition

Customers	Quantity	Average Monthly Revenue	Single Service	Multiple Services
Small (<$5k/mth)	253	$ 1,000	100%	
Medium (<$50K/mth)	73	$ 14,000	84%	16%
Large (>$50K/mth)	6	$ 106,000	50%	50%
TOTAL	332			

Recruiter.com Stock Performance


Unit Price (round priced at $5/unit)
Close/Last
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
6/29/2021
06/30/2021
07/01/2021
07/02/2021
07/06/2021
07/07/2021
07/08/2021
07/09/2021
07/12/2021
07/13/2021
07/14/2021
07/15/2021
07/16/2021
07/19/2021
07/20/2021
07/21/2021
07/22/2021
07/23/2021
07/26/2021
07/27/2021
07/28/2021
07/29/2021
Date

Recruiter.com™

Companies need a new way to drive consistent talent pipelines without investing in new tools and personnel. Recruiter.com combines experienced on demand recruiters and advanced artificial intelligence search and engagement tools to deliver fast results that scale up and scale down based on the company's requirements without any long term contracts or commitments.

RCRT